AMENDMENT 2 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment 2 (“Amendment 2”) entered into as of December 20, 2023 (“Amendment 2 Effective Date”), by and between Spero Therapeutics, Inc. (“Spero”) and GlaxoSmithKline Intellectual Property (No. 3 Limited (“GSK”), hereby amends the Exclusive License Agreement between the Parties dated September 21, 2022, as amended on July 4, 2023, by Amendment 1 to Exclusive License Agreement (the “Agreement”). Capitalized terms not otherwise defined in this Amendment 2 will have the same meanings as ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Parties wish to modify the terms of the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and mutual covenants contained in this Amendment 2 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Schedule 1.48 (Development Plan) of the Agreement is amended to add [***] to the locations for the Phase 3 study.
2.
Section 6.2 of the Agreement is hereby amended by adding the follow additional provisions at the end thereof:

“In consideration of adding [***] to the Development Plan pursuant to that certain Amendment 2 dated as of December 20, 2023, GSK shall pay to Spero the following one-time non-refundable, non-creditable milestone payments associated with the addition of [***] for the Required Study (each, an “[***] Milestone Payment”) upon the first achievement by GSK or any of its Affiliates or Sublicensees (including for purposes of this Amendment 2, Spero) of the corresponding milestone event (each, an “[***] Milestone Event”):

[***] Milestone Event	[***] Milestone Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]*
[***]	$[***]
*invoicing and payment to be no earlier than [***]

For clarity, each [***] Milestone Payment shall be paid only one time regardless of the number of times an [***] Milestone Event is achieved, and in no event will GSK be responsible for more than an aggregate of [***] Dollars ($[***]) in [***] Milestone Payments. The Party responsible for achieving an [***] Milestone Event shall notify the

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

other Party within [***] ([***]) Business Days following the achievement of such [***] Milestone Event, and the corresponding [***] Milestone Payment shall be due within [***] days of receipt of a Valid Invoice in accordance with Section 6.8. Notwithstanding the foregoing, if the “[***]” [***] Milestone Event occurs in calendar [***], the invoice shall not be submitted until [***], and such [***] Milestone Payment shall be due within [***] days of receipt of a Valid Invoice in accordance with Section 6.8.”

3.
Other than as specifically provided in Sections 1 and 2 above, the terms and conditions of the Agreement are not being modified by this Amendment 2 and will remain in full force and effect.
4.
This Amendment 2 contains the Parties’ entire agreement with respect to the subject matter of this Amendment 2.
5.
This Amendment shall be governed by the laws of the State of Delaware, without regard to the conflicts of law principles that would require application of different law.
6.
This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means (e.g., via PDF) shall be effective delivery of a manually executed counterpart of this Amendment.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment 2 as of the Amendment 2 Effective Date.

Spero Therapeutics, Inc.	GlaxoSmithKline Intellectual Property (No. 3) Limited
By: /s/ Timothy Keutzer	By: /s/ Marcus Dowding
Name: Timothy Keutzer	Name: Marcus Dowding
Title: Chief Operating Officer	Title: Authorised Signatory representing Edinburgh Pharmaceutical Industries Limited

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.